UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2010

ANPATH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-123655	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Rolling Hill Road, Suite 2A Mooresville, NC 28117
(Address of Principal Executive Offices/Zip Code)

(704) 658-3350
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

See Item 1.03 below which is incorporated herein by reference.

Item 1.03                      Bankruptcy Or Receivership

On May 20, 20109, Anpath Group, Inc. (the “Company”) filed a voluntary petition for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware in Wilmington (the “Bankruptcy Court”) under Case No. 10-11652.  The Company’s Chapter 11 bankruptcy filing was done with the approval of its senior lenders.  Under Chapter 11, certain claims in existence prior to the Company’s filing of the petition for relief under the Bankruptcy Code are stayed while the Company continues business operations as a debtor-in-possession. The Company is currently in control of its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

There can be no assurance that the Company will remain in possession of its assets and control of its business as debtor-in-possession and that a trustee will not be appointed to operate the business of the Company.  The Company’s business relationships and arrangements, and its ability to negotiate future business agreements or arrangements may be affected negatively by its bankruptcy filing. In addition, there can be no assurance that the Company will successfully emerge from Chapter 11 protection, or will emerge with the ability to continue its business in the same manner in which it operated prior to the bankruptcy filing.

On May 25, 2010, the Company received interim approval from the Bankruptcy Court for debtor-in-possession financing up to a total amount of $200,000. A further hearing is scheduled for June 30, 2010 to approve up to $414,000 of Debtor-in-Possession financing.  . These loans (collectively, the “DIP Loans”) will be made pursuant to a Debtor-in-Possession Credit  and Security Agreement (“Credit  and Security Agreement”) that provides the DIP Lenders with a senior priority lien up to 100% of the funds advanced on all of the assets of the Company.  The DIP Loans accrue interest at a rate of 7% per annum, are due and payable upon confirmation of the Company’s Plan of Reorganization.

The lenders are Anpath Lending, LLC and Laidlaw & Company (UK) Ltd. as administrative agent for the Laidlaw Lenders (collectively “DIP Lenders”). Each of the DIP Lenders has previously invested in or loaned money to the Company.

The above description of the material terms of the Credit and Security Agreement is qualified in its entirety by reference to the Credit and Security Agreement attached hereto as Exhibits 10.1, which is incorporated herein by reference. The loan documents are the same for each DIP Lender except for the names of the DIP Lenders and the amounts that each is obligated to loan. The financing is being made solely by accredited investors, within the meaning of Regulation D of the Securities Act of 1933.  The purpose of the financing is to fund the Company’s activities during the period it operates under Chapter 11 of the Bankruptcy Code.

In accordance with requirements of the Bankruptcy Court under Rule 2015 (6), Anpath Group, Inc. will be filing a monthly operating report with the Bankruptcy Court. The first report will be filed as and when  due with the Bankruptcy Court.

Item 3.02.                      Unregistered Sales of Equity Securities

The information contained in Item 1.03 is hereby incorporated by reference.

Cautionary Statement Regarding Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover limited periods of time, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustments and reconciliations. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Reports are complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results. The Company may amend or otherwise change the information contained in the Monthly Operating Reports at a future date.

Cautionary Statement Regarding Forward-Looking Statements

This current report and the exhibits attached hereto may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. These forward-looking statements include the plans and objectives of management for future operations and the future economic performance of the Company that involve risks and uncertainties. In some instances, such statements may be identified by the use of forward-looking terminology such as "may," "will," "expects," "believes," "intends," "projects," "forecasts," "plans," "estimates," "anticipates," "continues," "targets," or similar terms, variations of such terms or the negative of such terms. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described in the forward-looking statements, including, without limitation, developments in the bankruptcy proceedings, the results of going concern or liquidation sales and other matters. The Company does not presently intend to update these statements and undertakes no duty to any person to affect any such update under any circumstances.

Item 9.01                      Financial Statements and Exhibits

(c) Exhibits

10.1	Credit and Security Agreement and a form of the Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANPATH GROUP, INC.
 (Registrant)

By /s/ J. Lloyd Breedlove
J. Lloyd Breedlove
President & CEO
Date: May 26, 2010